UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report:                   July 18, 2006
             Date of earliest event reported:          July 11, 2006


                            Auriga Laboratories, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-26013                 84-1334687
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


        5555 Triangle Parkway, Suite 300
                Norcross, Georgia                             30092
      ----------------------------------------             ----------
      (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (678) 282-1600


                       Multi-Link Telecommunications, Inc.
           -----------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events

      Effective July 11, 2006:

            o Multi-Link Telecommunications, Inc., a Colorado corporation ("Multi-Link"), effected a 1 for 15 reverse stock split of its outstanding common stock and increased the authorized number of shares of its common stock from 50,000,000 to 250,000,000;

            o Each outstanding share of Multi-Link Series A preferred stock automatically was converted into 33 shares of Multi-Link common stock on a post-reverse stock split basis (494.956646 shares on a pre-reverse stock split basis);

            o Multi-Link reincorporated from the State of Colorado into the State of Delaware by merging into a Delaware corporation named Auriga Laboratories, Inc. ("Auriga"); and

            o By virtue of the merger, each outstanding share of Multi-Link common stock was converted into the right to receive one share of Auriga common stock.

      The actions described above were approved at a special meeting of Multi-Link's shareholders held on July 8, 2006. At the special meeting, Multi-Link's shareholders also approved the adoption of a 2006 Stock Option Plan which was assumed by Auriga in the merger described above.

      Copies of the Agreement and Plan of Merger and the 2006 Stock Option Plan are filed with this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.

Item 9.01.  Financial Statements and Exhibits

Exhibit 99.1 Agreement and Plan of Merger dated as of May 19, 2006 between Multi-Link Telecommunications, Inc. and Auriga Laboratories, Inc. (then called Multi-Link Merger Co.) (incorporated by reference to the registrant's Definitive Proxy Statement filed with the Securities and Exchange Commission on June 6, 2006).

Exhibit 99.2 2006 Stock Option Plan (incorporated by reference to the registrant's Definitive Proxy Statement filed with the Securities and Exchange Commission on June 6, 2006).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Auriga Laboratories, Inc.


July 17, 2006                       By: /s/ Philip S. Pesin
                                        ------------------------------
                                        Name:  Philip S. Pesin
                                        Title: Chief Executive Officer


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